EXHIBIT 10.35

                            Advanced Aesthetics, Inc.

                               501 Madison Avenue

                               New York, NY 10022

                                                                   July 13, 2005

The Johns Hopkins Health System Corporation
The Johns Hopkins University
901 South Bend Street, Suite 550
Baltimore, MD 21231

                  Re:   Services and Licensing Agreement

Gentlemen:

         This letter will confirm our agreement to extend the period by which we are required to satisfy the "Conditions Precedent" pursuant to Section 5(b) of our Services and Licensing Agreement (the "Agreement") dated December 8, 2004, from July 31, 2005 until October 31, 2005. All other terms and provisions of the Agreement remain unchanged and in full force and effect.

         Please indicate your agreement by signing this letter below and returning a copy to us.

                                          Very truly yours,

                                          ADVANCED AESTHETICS, INC.


                                          /s/ Andrew D. Lipman
                                          By: __________________________
                                          Name: Andrew D. Lipman
                                          Title: Vice President

AGREED:

THE JOHNS HOPKINS HEALTH SYSTEM CORPORATION.

        /s/ Richard A. Grossi
  By:  ____________________________

         Name: Richard A. Grossi
         Title:

THE JOHNS HOPKINS UNIVERSITY

        /s/ Richard A. Grossi
By:  ________________________________

         Name: Richard A. Grossi
         Title: